                                  EXHIBIT 10.52

                           JOINT DEVELOPMENT AGREEMENT

     Advanced Micro Devices, Inc, a Delaware corporation ("AMD"), and United Microelectronics Corporation, a Taiwan corporation ("UMC") enter this Joint Development Agreement ("JDA") as of this 31st day of January 2002. This JDA, together with its exhibits, includes all essential terms for the program for joint technology development (the "AU JDP") between AMD and UMC.

1.   DEVELOPMENT OF CMOS TECHNOLOGY PLATFORMS

     UMC will develop competitive CMOS technology platforms to serve broad foundry business needs on a time table competitive with the ITRS roadmap.

     1.1 UMC's target roadmap and timetable for general purpose CMOS technology platforms at the ***** and ***** technology nodes (the "UMC Advanced CMOS Platforms") is attached as Exhibit 1.1.

     1.2 Through regular working group meetings, UMC and AMD will exchange ideas on the appropriate targets for specifications, mainstream application/voltages, timing, and performance, with the understanding that UMC will have responsibility to decide upon these matters for the UMC Advanced CMOS Platforms.




Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

2.   DEVELOPMENT OF HIGH PERFORMANCE CAPABILITIES & MODULES

     AMD will develop high performance capability, suitable for delivering performance levels to its MPU designs, and will include concentration on appropriately based transistor designs (whether SOI, strained silicon or other).

     2.1 AMD's target roadmap and timetable for high performance transistor capability and the associated transistor specific modules for the ***** and ***** nodes is attached as Exhibit 2.1.

     2.2 Through working group meetings, AMD and UMC will exchange ideas on appropriate technology, manufacturing, and performance considerations involved in high performance capability and transistor-specific modules, with the understanding that AMD will have responsibility to decide upon these matters for its products and needs.

3.   WORKING GROUPS AND TEAM MECHANICS

     AMD and UMC teams will be responsible for the cooperation between the parties and the joint development work in the AU JDP.

     3.1 The team members initially assigned to the specific JDP Working Groups, the leaders of these teams ("Management Leaders"), and the Executive Sponsors for the AU JDP are shown in Exhibit 3.1. Either party may, by written notice to the other, update their list of team members with other qualified engineers and executives as may be reasonable.

     3.2 The JDP Working Groups will be responsible for the day to day development efforts and coordination in the AU JDP. Each JDP Working Group will convene--in person, or by telephone or video conference--weekly (except when the Working Group deems it appropriate, the weekly sessions may be reset to be biweekly), with the objective that the teams communicate routinely and regularly on all relevant aspects of the AU JDP joint development work.

          3.2.1 The JDP Working Groups will establish, and modify or update as they deem appropriate, procedures and practices for their meetings and coordination.

          3.2.2 The JDP Working Groups will establish in writing agreed upon projects, specific working plans, including schedules, milestones and manpower/resource needs, for the AU JDP. Any matters concerning the working plans, milestones, schedules or manpower/resource needs that cannot be resolved in the JDP Working Group level will be escalated to the Management Leaders who will be responsible to cooperate in good faith to find a mutually acceptable solution in a timely manner, and failing such a resolution at that level, the matter will be escalated to and resolved by the Executive Sponsors.




Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

     3.3 The leaders of the JDP Working Groups, the Management Leaders and Executive Sponsors will be responsible for the management and coordination of the development efforts in the AU JDP. AMD and UMC will convene--by telephone or video conference, or in person--regular status update meetings on a monthly basis with the objective that the JDP Working Group and Management Leaders responsible for the program communicate routinely and regularly on all relevant aspects of the AU JDP joint development work.

     3.4 AMD and UMC will convene regular management review meetings on a quarterly basis with the objective that the Executive Sponsors, Management Leaders, and others responsible for the AU JDP meet regularly to review all relevant aspects of the AU JDP joint development work and to enhance the cooperation and resolve any issues. AMD and UMC intend that these quarterly review meetings will alternate between UMC and AMD locations. The first such management review meeting will be held on or before March 31, 2002.

4.   JOINT DEVELOPMENT OF HIGH PERFORMANCE MPU PROCESSES

     4.1 Based on the above, and subject to their obligations of confidentiality to third parties, AMD and UMC will each contribute their requisite know-how as necessary to jointly develop high performance MPU processes: at the ***** technology node, at the ***** technology node, and as may be agreed. For purposes of the AU JDP, the ***** technology node is intended to refer to the next generation below the ***** node shown in the UMC technology roadmap, competitive with the ITRS roadmap and industry conditions.

     4.2 Without limiting Clause 4.1 and subject to their obligations of confidentiality to third parties, if, during their AU JDP work, either UMC or AMD personnel become aware of information or developments that reasonably seem material to the work or results of the AU JDP, they will promptly disclose such matter to the other, and, thereafter the parties will cooperate to evaluate the utility of the matter to the AU JDP.

          4.2.1 Except as otherwise agreed in writing, neither UMC nor AMD will seek or be entitled to *****.




Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

          4.2.2 If any party believes they have information which may be material to the AU JDP but which is subject to restrictions or which in the event of disclosure to the other or for the AU JDP requires compensation to unaffiliated third parties, AMD and UMC will cooperate in good faith to evaluate the situation and to find a mutually satisfactory resolution consistent with any obligations to such third parties.

          4.2.3 UMC and AMD will cooperate to ensure that the JDP Working Groups have knowledge of all technology and know-how reasonably useful to enable a reasonably skilled team to participate in the JDP Working Groups as intended and to utilize UMC's Advanced CMOS Platforms and Advanced MPU Processes in their preferred manner (collectively, such technology and know-how shall be referred to as "Necessary Background").

          4.2.4 Notwithstanding anything to the contrary in Clauses 4.1 and/or 4.2, nothing in this JDA requires any party to disclose information or ideas which that party, at the time in their own good faith judgment, deems so experimental, so preliminary or so unsubstantiated that they would not rely on such results in their own process development, and such matters will not be considered "Necessary Background."

     4.3 Through the working group efforts, AMD and UMC will jointly define high performance MPU processes, at the ***** and ***** technology nodes and as may be agreed (the "Advanced MPU Processes"), with the understanding that the processes are intended (i) to follow and be compatible with UMC's Advanced CMOS Platform at the technology node involved, and (ii) to meet AMD's MPU performance needs and mutually agreeable manufacturing, reliability and quality criteria. Without limiting the foregoing,

          4.3.1 the parties intend that they will cooperate in the selection of equipment specific for ***** (other than that selected to date by UMC) and in the selection of the equipment set for the ***** node so that, to the extent feasible, they will avoid and/or minimize incompatibilities.

          4.3.2 the parties intend that the JDP Working Groups will formulate specific plans and procedures for regular review of MPU production with the Advanced MPU Processes (and with UMC's ***** MPU Process) for the purpose of ongoing performance (including without limitation transistor speed and gate delay) and manufacturing enhancements.

5.   WORKING GROUP AND EXECUTIVE RESPONSIBILITIES

     5.1 All development and technology issues will be resolved in the first instance at the JDP Working Group level.




Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

     5.2 If, at any time, the team leaders feel that a matter has not been satisfactorily resolved, or, upon the written request of either party, the matter will be escalated to AMD and UMC Management Leaders. If the matter is not resolved at that level, then upon written request of either or both parties, it will be escalated to the Executive Sponsors who will be responsible to find a mutually acceptable solution in a timely manner.

6.   EXPENSES AND MUTUAL SUPPORT

     6.1 Except as otherwise agreed in writing, AMD and UMC will each pay *****, provided that there will be assignment/delegation of engineers from each company to the facilities of the other (if from AMD, these engineers will be "AMD Delegates" and if from UMC, these engineers will be "UMC Delegates") to assist in development, integration and/or transfer. The Management Leaders will cooperate to agree upon, as part of their project definition and specific working plans, the tasks that need to be accomplished, and any associated cost allocation issues.

     6.2 Without limiting the foregoing, and except as otherwise agreed in writing, each party will be responsible for all compensation, travel, benefits, and taxes with respect to its activities and personnel.

     6.3 AMD and UMC will each arrange (at the expense of the company at the host location) suitable office space for the engineers from the other assigned to work at the host location, including reasonable communication and data line connections.

     6.4 All personnel of one company while visiting and/or working at facilities or locations of the other will abide by the standard and customary rules and practices of the host at the location involved.

7.   INTELLECTUAL PROPERTY, TECHNOLOGY RIGHTS AND RESTRITIONS

     7.1 Subject to the rights and obligations of the parties under this JDA, as between UMC and AMD:

          7.1.1 All inventions, conceptions, know-how and/or technology developed and/or contributed by one party (or its employees or consultants) without joint contribution by the other ("Party Inventions") will owned by the party who developed and/or contributed the specifics involved, and that party shall have the rights to any and all patentable subject matter involved;




Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

          7.1.2 All inventions, conceptions, know-how and/or technology conceived jointly by the parties pursuant to their efforts in the AU JDP (including without limitation, rights to patents with respect to such subject matter) ("Joint Inventions") will be jointly owned by the jointly responsible parties. Without limiting the foregoing, the Management Leaders will set up mutually agreeable mechanisms to allocate the responsibility to prepare and prosecute applications for patents pursuant to such procedures as will ensure orderly and efficient protection for intellectual property, with the guideline that the costs of prosecution and maintenance for specific joint patents will be shared equally by the jointly responsible parties involved.

     7.2 Subject to the rights and obligations of the parties under this JDA:

          7.2.1 AMD grants UMC worldwide licenses to ***** the UMC Advanced CMOS Platforms, the Advanced MPU Processes, and all Necessary Background, ***** to the fullest extent of AMD's ability to do so without the obligation to pay unaffiliated third parties compensation for such grants, and

          7.2.2 UMC grants AMD worldwide licenses to ***** the UMC Advanced CMOS Platforms, the Advanced MPU Processes, and all Necessary Background, ***** to the fullest extent of UMC's ability to do so without the obligation to pay unaffiliated third parties compensation for such grants, and

          7.2.3 Either party may terminate the licenses granted to the other under Clauses 7.2.1 and 7.2.2 in the event that the ***** is properly terminated for material breach by the other (and the non-breaching party may retain its rights and licenses under such Clauses), subject however to the procedures agreed upon by the parties for dispute resolution.

          7.2.4 AMD and UMC agree to negotiate a mutually acceptable ***** with the target to close on a solution by March 31, 2002.

     7.3 Regardless of anything to the contrary above, and subject to AMD's compliance with its obligations in the Manufacturing Agreement to offer UMC the *****, UMC shall not use the Advanced MPU Processes or the UMC Advanced CMOS Platforms to manufacture ***** for any party other than AMD, except:

          7.3.1 UMC may manufacture small engineering sample quantities of product;




Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

          7.3.2 UMC may manufacture products for applications to be specified and mutually agreed to at times after AMD qualification of the process involved;

          7.3.3 UMC may manufacture for third parties who (at the applicable time) have a technology license and/or transfer from AMD to design, manufacture or sell *****; and

          7.3.4 in other specific situations in which UMC and AMD senior executives mutually agree that the situation does not present a ***** to AMD from the use of the technology involved; and

          7.3.5 This restriction of Clause 7.3 shall expire upon any one or more of the following: (i) if UMC and AMD mutually agree not to extend the JDP to ***** or to terminate the JDP prior to qualification of the ***** in UMC, (ii) the JDP is terminated for material breach by AMD, (iii) three years after first qualification of any AMD Product with the process involved, if at such time, AMD and UMC are not then engaged in a JDP for Advanced MPU Processes, provided however that the restrictions of Clause
     7.3 shall remain in place for a particular technology node ***** notwithstanding any such triggers for so long as AMD remains obligated (and in compliance with such obligations) to purchase significant quantities of MPU wafers from UMC or AU for such node. For purposes of this Clause 7.3.5, "significant quantities" is intended to refer to volumes such as those contemplated in the Manufacturing Agreements.

     7.4 Subject to UMC's compliance with its obligations to supply AMD and except as expressly stated in Clauses 7.5 to 7.9, AMD ***** UMC's Advanced CMOS Platforms, the Advanced CMOS Processes, or the Necessary Background or any specific information concerning any ***** other than AMD's Fab 25 (Austin) or Fab 30 (Dresden) nor will AMD manufacture with such Restricted Technology any products as a foundry or contract manufacturer for a third party from AMD's Fab 25 (Austin) or Fab 30 (Dresden) for a period of 3 years from the first commercial shipment from UMC and/or AU fabs of a product manufactured thereby, provided however that nothing in this Clause 7.4 shall prohibit AMD from using the Restricted Technology to manufacture Flash in Fab 25 (Austin) and/or Fab 30 (Dresden) for FASL.




Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

     7.5 Regardless of anything to the contrary, and except as stated in Clauses
7.6 to 7.9, AMD shall not have any rights under this JDA to disclose UMC Advanced CMOS Processes, Advanced MPU Processes, or UMC Confidential Information (as defined in the Mutual Reciprocal Non-Disclosure Agreement) to any third party manufacturer of semiconductors, and AMD shall not have any rights under this JDA to use such matters to manufacture semiconductors (in wafer, die or chip form) for or on behalf of any third party.

     7.6 Regardless of anything to the contrary in Clause 7.5, under appropriate non-disclosure agreements commensurate with the restrictions stated in this JDA, AMD shall be allowed to disclose Restricted Technology to third parties as may be reasonably necessary to develop alternative manufacturing and/or technology sources upon the occurrence of any one or more of the following events:

          7.6.1 For reasons reasonably attributable to UMC, and without material contributory fault by AMD, ***** or

          7.6.2 For reasons other than material contributory fault by AMD, ***** or

          7.6.3 In spite of good faith negotiations by UMC and AMD, UMC fails to agree with AMD in a reasonably timely manner on future MPU process technology development between the companies, or for reasons other than material contributory fault by AMD, ***** or from other qualified partners, or

          7.6.4 If UMC or AU properly terminates a Manufacturing Agreement and does not offer to continue to supply AMD with manufacturing services for UMC Advanced CMOS Platform and/or Advanced MPU Processes in volumes and under terms within the parties' then recent historical course of dealing (provided however that this Clause 7.6.4 shall not require UMC or AU to extend AMD any credit or accept financial terms other than as may be fair market for a customer in AMD's position and with its financial history and rating), or

          7.6.5 If AMD properly terminates a Manufacturing Agreement due to material breach by UMC or AU, or

          7.6.6 in such other situations as the parties may negotiate.




Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

     7.7 Regardless of anything to the contrary in Clause 7.5, and under the conditions stated in this Clause 7.7, AMD shall be allowed to disclose, under appropriate written non-disclosure agreements commensurate with the restrictions stated in this JDA, Restricted Technology to FASL, and, to the extent required under written non-foundry joint venture, joint product and/or joint development agreements entered between AMD and other third party(ies), AMD may, for the ***** technology node, disclose Restricted Technology to ***** third parties and, for the ***** technology node and other more advanced nodes to which the parties agree to extend this JDA, AMD may disclose Restricted Technology to ***** third parties *****, subject to the following conditions:

          7.7.1 The third party to whom the information is transferred must, at the time of disclosure and at a minimum, meet one of the two following conditions: (a) AMD must own a minimum of 40% of the third party, or (b)
     *****.

          7.7.2 The third party, who at the time of disclosure, must not derive more than ***** and, if applicable, any shareholder who owns ***** of such third party;

          7.7.3 The third party may not use the information involved to manufacture or sell *****, except upon terms which provide to UMC a Reasonable Royalty for the Restricted Technology involved;

          7.7.4 The third party may not use the information involved to *****, provided however that the restriction in this Clause 7.7.4 shall expire three years following commercial production of AMD MPU products with the information involved at a UMC and/or AU facility;

          7.7.5 In the event that AMD receives cash, royalties, tangible property, profit sharing, or equity (by way of technical shares or otherwise) in exchange or as part of the arrangement with a third party for license or disclosure of Restricted Technology, the disclosure is subject to prior agreement with UMC on equitable sharing of the benefit pursuant to sharing to be negotiated between UMC and AMD.

          7.7.6 Nothing in this Clause 7.7 shall waive or reduce in any fashion any capacity or loading commitment made by AMD under the Manufacturing Agreements.




Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

          7.7.7 For purposes of this Clause 7.7, a ***** UMC for its contributions to and investments in the technology involved, provided however that it is the intent of the parties that a Reasonable Royalty for a transfer of the Restricted Technology shall, for transfers that commence more than three to five years after qualification of the node involved, approach zero. Upon written request to do so, the parties will negotiate in good faith to reach an agreement on a Reasonable Royalty for the specific situation involved, provided however that if they fail to do so, the Reasonable Royalty will be set in a manner binding on all parties by a neutral decision-maker (or panel of decisionmakers) having experience in such matters and under procedures which the parties will negotiate on or before March 31, 2002. The procedures will, at a minimum, insure initiation of the decision-making process within fifteen days of a written request to negotiate Reasonable Royalty, and enable equitable and efficient decision-making so that a resolution on any disputes can be secured within thirty days of a request for such a neutral decision.

     7.8 Regardless of anything to the contrary in Clause 7.5, under appropriate non-disclosure agreements commensurate with the restrictions stated in this JDA, AMD shall be allowed to disclose Restricted Technology to third parties as may be reasonably necessary in connection with a sale of all or substantially all of AMD's Fab 30 in Dresden Germany and/or AMD's Fab 25 in Austin Texas under the following terms:

          7.8.1 such information may not be used or employed to perform foundry services within three years following commercial production of AMD MPU products with the information involved at a UMC and/or AU facility, nor may such a transfer occur to or for the benefit of any of UMC's then two most significant independent foundry competitors in the industry, and

          7.8.2 the process flows and modules in UMC's Advanced CMOS Platform, Necessary Background and/or Advanced MPU Processes may not be transferred or installed other than in the specific fab involved in the sale/transfer, provided that this Clause 7.8.2 shall not prohibit the use of information within such flows and modules to develop technology to be used elsewhere, and

          7.8.3 If the *****.

     7.9 Regardless of anything to the contrary, nothing in this JDA shall prohibit either party from disclosing or licensing to others any technology, know-how or other intellectual property which was created and/or obtained independently of the other.




Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

     7.10 No mask work or patent licenses are granted expressly, or by implication, estoppel or otherwise, under this JDA. The parties will cooperate on library, cell, IP, test structure and other design aspects as they may deem appropriate, and all rights concerning such matters as between them will be as stated in a written agreement.

     7.11 Notwithstanding anything herein to the contrary, either party may use Residuals for any purpose, including without limitation use in development, manufacture, promotion, sale and maintenance of its products and services; provided that this right to Residuals does not represent a license under any valid patents, copyrights or other intellectual property rights of the disclosing party. The term "Residuals" means any information that are retained in the unaided memories of the receiving party's employees who have had access to the disclosing party's information pursuant to the terms of this Agreement. An employee's memory is unaided if the employee has not intentionally memorized the Information for the purpose of retaining and subsequently using or disclosing it.

     7.12 Except as expressly stated, this JDA will not serve to impair the right of either AMD or UMC to develop, make, procure, market and/or maintain products or processes, now or in the future, which incorporate features that may be competitive with the technology developed pursuant to the AU JDP, or require either AMD or UMC to disclose any planning information to the other. Nothing in this JDA prohibits or restricts either AMD or UMC from developing or acquiring technology, rights, know-how, processes or information, independently of the other party, whether with or without the involvement of third parties.

     7.13 Except as expressly agreed in writing, neither party will have any responsibilities or obligations under this JDA to transfer or install processes or know-how to or into premises or facilities of the other, nor will either party have any responsibilities or obligations under this JDA to provide technical support or service to the other for such transfer or installation.




Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

8.   MISCELLANEOUS

     8.1 The terms of the attached Miscellaneous Provisions and Definitions Attachment are incorporated by reference.

     8.2 The obligations of and rights under Clauses 4.2.1, 4.2.4, 6.2, 6.4, 7.1, 7.2, 7.3, 7.4 (except 7.4 shall not survive if this JDA terminates due to material breach by UMC), 7.5, 7.6, 7.7, 7.8, 7.9, 7.10, 7.11, 7.12, 7.13, and 8
and the Miscellaneous Provisions and Definitions Attachment shall survive the expiration or termination of this JDA.


Advanced Micro Devices                      United Microelectronics Corporation

         /s/ Hector Ruiz                             /s/ Robert Tsao
------------------------------------        ------------------------------------
    Hector Ruiz, President & COO                Robert Tsao, Chairman and CEO





Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit List:

1.1  UMC Technology Roadmap and Target Time table ***** CMOS platform++

2.1 AMD Technology Roadmap and Target Time Table high performance capability & associated transistor-specific modules++

3.1  Working Group Team Members, Team Leaders and Executive Sponsors

Attachment: Miscellaneous Provisions &  Definitions Attachment

----------
++ Confidential treatment has been requested for Exhibits 1.1 (two pages) and
2.1 (one page) in their entirety.




Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 3.1

Working Group Team Members, Leaders & Executive Sponsors
--------------------------------------------------------

                       AU JDP WORKING GROUP TEAMS                                     Exhibit 3.1
                      ---------------------------                                     -----------

      Node                        Project/Effort                 AMD Mgt                UMC Mgt
---------------------------------------------------------------------------------------------------
     Overall       Chief Executive Advocate                       *****                  *****
---------------------------------------------------------------------------------------------------
     Overall       AU JDP Executive Sponsor                       *****                  *****
---------------------------------------------------------------------------------------------------
     Overall       Management Leader for AU JDP                   *****                  *****
---------------------------------------------------------------------------------------------------
      *****        *****                                          *****                  *****
---------------------------------------------------------------------------------------------------
      *****        *****                                          *****                  *****
---------------------------------------------------------------------------------------------------
      *****        - Tech/Module Definition, Pgm plan             *****                  *****
                   - Integration Work
                   - Transistor Work
---------------------------------------------------------------------------------------------------
      *****        - Research                                     *****                  *****
---------------------------------------------------------------------------------------------------
    agreement      JV Def., LoI -> (MOU ->) Contract              *****                  *****
   development
---------------------------------------------------------------------------------------------------
   coordinator     Assignee/staffing                              *****                  *****
---------------------------------------------------------------------------------------------------
     overall       *****                                          *****                  *****
---------------------------------------------------------------------------------------------------
     overall       Prod Eng./Prod. Roadmap                        *****                  *****
---------------------------------------------------------------------------------------------------
      *****        *****                                          *****                  *****
---------------------------------------------------------------------------------------------------

     UMC/AMD Confidential Information
     --------------------------------




Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                MISCELLANEOUS PROVISIONS & DEFINITIONS ATTACHMENT

DEFINITIONS

     "Applicable Law" means the laws of the State of California, without regard to that body of law which pertains to conflicts and/or choice of law and excluding the UN Convention on Contracts for International Sales of Goods, provided however that for purposes of the JVA "Applicable Law" means the laws of Singapore, without regard to that body of law which pertains to conflicts and/or choice of law and excluding the UN Convention on Contracts for International Sales of Goods.

     "AU" means the joint venture to be formed under Singapore law pursuant to the JVA entered between AMD and UMC.

     "AU Business Plan" means the business plan to be prepared by AU pursuant to the JVA.

     "AU JDP" means the joint development program in which UMC and AMD participate pursuant to the terms of the JDA.

     "Advanced MPU Processes" shall mean the jointly developed high performance MPU processes: at the ***** technology node, at the ***** technology node, and as may be agreed, pursuant to the AU JDP, including without limitation, all recipes, specifications, and flows reasonably used by either party to run such processes in their respective manufacturing facilities.

     "Delegates" means those engineers from AMD and/or UMC assigned or delegated to the facilities of the other party (or to the facilities of AU) to work in the AU JDP (if from AMD, these engineers will be "AMD Delegates" and if from UMC, these engineers will be "UMC Delegates").

     "JDA" means the Joint Development Agreement entered between AMD and UMC.

     "JDP Working Group" means the working groups and teams assigned by each party pursuant to Clauses 3.1 and 3.2 of the JDA.

     "Joint Inventions" means all inventions, conceptions, know-how and/or technology conceived jointly by the parties pursuant to their efforts in the AU JDP (including without limitation, rights to patents with respect to such subject matter).

     "JVA" means the Joint Venture Agreement entered into between AMD and UMC with respect to the venture currently named "AU Pte Ltd."




Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


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     "Manufacturing Agreement(s)" shall mean the UMC-AMD Comprehensive Foundry
Agreement and the Manufacturing Agreement(s) to be entered by AMD and AU pursuant to the JVA.

     "Necessary Background" means all technology and know-how (i) which either AMD and/or UMC have the ability to disclose to the other without violating obligations to an unaffiliated third party, and (ii) which is reasonably useful to enable a reasonably skilled team to participate in the JDP Working Groups as intended and to utilize UMC's Advanced CMOS Platforms and Advanced MPU Processes in their preferred manner.

     "Party" shall refer to AMD, UMC, UMCi or AU as applicable, and "Parties" shall mean each Party (AMD, UMC, UMCi and AU) which is signatory to the Party Agreement involved.

     "Party(ies) Agreements" means and includes the JVA, the JDA and the Manufacturing Agreement(s).

     "Party Inventions" means all inventions, conceptions, know-how and/or technology developed and/or contributed by one party (or its employees or consultants) without joint contribution by the other.

     "UMC's Advanced CMOS Platforms" shall mean those general purpose CMOS technology platforms developed solely or jointly by UMC at the ***** and ***** technology nodes with specifications and time of introduction competitive with the ITRS roadmap, including without limitation, all recipes, specifications, and flows reasonably used by UMC to run such processes in UMC's manufacturing facilities, to the extent such technology is owned by UMC or which UMC has the right to sublicense without the obligation to pay royalties to third parties.

MISCELLANEOUS AND GENERAL PROVISIONS

1. During the term of the AU JDP, neither party will solicit for employment any person at the time employed by and/or working on behalf of the other.

2. Neither party shall be liable for failure to perform, in whole or in part, its obligations under this Agreement if such failure is caused by any event or condition not reasonably within the control of the affected party, including, without limitation, by events of nature, fire, flood, typhoon, earthquake, explosion, strikes, labor troubles or other industrial disturbances, unavoidable accidents, war (declared or undeclared), acts of terrorism, sabotage, embargoes, blockage, acts of governmental, judicial, administrative, military or other authorities, riots, insurrections, or any other cause beyond the control of the parties; provided, that the affected party promptly notifies the other party of the occurrence of the event of force majeure and takes all reasonable steps necessary to minimize the disruption to the other party and to resume performance of its obligations so interfered with.




Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


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

3.  [Intentionally omitted]

4.  [intentionally omitted]

5.  AS A SEPARATE LIMITATION, IN NO EVENT WILL ANY PARTY BE LIABLE TO THE OTHER
(i) FOR COSTS OF SUBSTITUTE GOODS, (ii) FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL OR INDIRECT DAMAGES, OR (iii) FOR LOSS OF USE, OPPORTUNITY, MARKET POTENTIAL, GOODWILL AND/OR PROFIT ON ANY THEORY (CONTRACT, TORT, FROM THIRD PARTY CLAIMS OR OTHERWISE), provided however that in the event of material breach by UMC and/or AU which is not cured within sixty days of written notice from AMD that such breach was causing AMD to search for second sources for the product involved, UMC and/or AU (whichever was the breaching party) shall be responsible for *****. THESE LIMITATIONS SHALL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OR OF ANY FAILURE OR INADEQUACY OF ANY REMEDY. Each Party has consulted with counsel concerning their respective agreements and AU, and enters into the JVA, the JDA and the Manufacturing Agreements with full advice and understanding and accepting the risks involved.

6. Except as expressly stated in the JVA, the JDA and/or the Manufacturing Agreement(s) no Party makes any warranties or representations (express, implied or statutory). THE PARTIES EXPRESSLY DISCLAIM ALL SUCH OTHER WARRANTIES, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR PARTICULAR PURPOSE. Without limiting the foregoing, except as expressly stated in the Party Agreements, there are no representations and/or warranties concerning the subject matter of such Party Agreements, and/or relating to AU of any sort or manner, and each Party expressly agrees that it is not relying upon any such other representations and/or warranties. Each Party has consulted with counsel concerning such Agreements and AU, and enters into the Party Agreements with full advice and understanding and accepting the risks involved.

     6.1 Notwithstanding anything to the contrary (whether in the Party Agreements or elsewhere), nothing contained in the Party Agreements, and/or in the AU Business Plan shall be or be construed as:

          6.1.1 a warranty or representation as to the validity, utility, suitability or economic viability of this opportunity or of any intellectual property or technology except as expressly stated in Clause
     6.2 and/or in the Manufacturing Agreement(s);

          6.1.2 a warranty or representation that any manufacture, sales, use or other disposition of products to be manufactured by AU and/or UMC will be free from infringement of patents, utility models and/or design patents other than those under which licenses have been granted hereunder and/or except as expressly stated in Clause 6.2 and/or in the Manufacturing Agreement(s);




Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


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

          6.1.3 a warranty or representation that AU will be successful, that AU will realize and/or fulfill any of its business plans, that AU will return profit, or that the Parties will recover their investments (for purposes of this Clause 6.1.3, no express covenant or obligation in the JVA shall be eliminated and/or excluded by reason of it also being part of the AU Business Plan, nor shall this Clause 6.1.3 absolve AU from efforts required under the JVA to implement the AU Business Plan nor shall this Clause 6.1.3 relieve any obligation under Clause 4.4 of the JV MOU or the provisions which implement that Clause in the JVA);

          6.1.4 conferring any right to use in advertising, publicity, or otherwise, any trademark, trade name or names of any Party, or any contraction, abbreviation or simulation thereof; and/or

          6.1.5 conferring by implication, estoppel or otherwise, any license or other right under any class or type of patent, utility model or design patent, provided however that each Party holding joint ownership rights to joint inventions according to the JDA shall, subject to the express limitations of and solely as expressly allowed under the JDA, have the right to grant licenses with respect to such jointly owned inventions without the consent of (and without any obligation to account to) any other Party.

7. Without in any way limiting the provisions of the Party Agreements, each of the Parties agrees that no products, items, commodities or technical data or information obtained from a Party nor any direct product of such technical data or information is intended to or shall be exported or reexported, directly or indirectly, to any destination restricted or prohibited by Applicable Law without necessary authorization by the Governmental Authorities, including (without limitation) the Taiwanese Ministry of International Trade and Industry, the United States Bureau of Export Administration (the "BEA") or other Governmental Authorities of the United States and Taiwan with jurisdiction with respect to export matters. Without limiting the generality of the foregoing, each Party agrees that it will not, without authorization from the Office of Export Licensing of the BEA, knowingly export or reexport to a destination outside of the United States General License GTDR technical data or information of United States origin subject to this Agreement, or the direct product thereof, or the product of a plant or major component of a plant that is the direct product thereof, without first providing any applicable export assurances of the exporting party. Notwithstanding anything to the contrary, AMD will not disclose to UMC and/or AU any information concerning processing, fabrication and/or equipment which is subject to any applicable export restrictions without first notifying UMC of these restrictions, and securing written consent from an officer of UMC to the disclosure.

8.  DISPUTES

     8.1 Mediation:

          8.1.1 Each Party agrees that in the event of a dispute arising out of or in any way relating to any one or more of the Party Agreements, the parties shall attempt to




Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


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

resolve the dispute through mediation prior to instituting litigation or any other adversary proceeding. A Party shall initiate a mediation by serving written notice on the other party by facsimile and overnight mail. The parties may select any mediator mutually agreeable to them. If the parties cannot agree on a mediator within fifteen (15) days, they will, within five (5) days thereafter submit a joint request for mediation to the San Francisco office of the American Arbitration Association ("AAA") and request the AAA to select an appropriate mediator with experience in resolving financial and commercial disputes, preferably with experience in the semiconductor industry.

          8.1.2 The mediation session shall occur within thirty (30) days of the selection of the mediator unless the parties mutually agree to extend this time, and shall be scheduled for not less than one day. Each party agrees to send a representative with full settlement authority to the mediation. The mediation shall be in the English language and shall be conducted exclusively in Santa Clara County, California, United States of America. The parties agree to hold the content of the mediation in confidence and further agree that the mediator is disqualified and shall be excluded from testifying as a witness in litigation between the parties (except in proceedings to recover damages for actionable torts committed in the mediation). The parties further agree that the mediation shall be considered to be a form of settlement negotiations, the content of which shall not be admissible as evidence in any judicial proceeding (except in a proceeding to recover damages for actionable torts committed in the mediation). Each party shall bear its own expenses (including attorney fees) for mediation proceedings under the Party Agreements, and an equal share of the expenses of the mediator and, where applicable, the AAA. The parties agree that any refusal to mediate under this section is a breach of contract for which damages may be recovered in litigation between the parties. Except as provided in Section 8.2 below, if the party who ultimately prevails in any litigation institutes a court action or other adversary proceeding without first attempting mediation as required hereby, SUCH PREVAILING PARTY SHALL NOT BE ENTITLED TO ATTORNEYS' FEES OR COSTS THAT MIGHT OTHERWISE BE AVAILABLE TO IT UNDER THE PARTY AGREEMENTS, ANY APPLICABLE LAW OR COURT RULES.

     8.2 Litigation: In the event a dispute is not resolved by such mediation within sixty days of written notice of mediation pursuant to Clause 8.1 (or in the event a party refuses to participate in such a mediation), the parties shall have the right to initiate a suit, action or other adversary proceeding before the appropriate court exclusively within the jurisdiction of the courts of Santa Clara County, California, or the United States District Courts for the Northern District of California. In the event of such suit, action or other adversary proceeding and solely for purposes of such an action or proceeding, the Parties hereto (a) submit to the exclusive personal jurisdiction of the federal and state courts in the State of California, and (b) expressly waive any right they may have to a jury trial and agree that any such proceeding shall be tried by a judge without a jury, and (c) expressly covenant not to bring any such suit or claim before any other judicial tribunal. All defenses based on passage of time shall be tolled from the date of timely written notice of mediation pursuant to
Section 8.1 above and, shall not resume until sixty days after such notice, unless otherwise prohibited by law.




Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


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

          8.2.1 Notwithstanding anything to the contrary, and subject to Section
     8.1 above, the parties may, without breach of Clause 8.2, seek appropriate judicial remedies from courts in Singapore having jurisdiction over such matters, to the extent reasonably necessary but only with respect to or concerning the JVA, corporate formalities, ownership of property, or other matters peculiar to Singapore law and/or locations or property in Singapore.

     8.3 Applicable Law: The Party Agreements shall be governed by, construed, enforced and interpreted in accordance with the internal substantive laws of the State of California applicable to agreements to be made and to be performed solely within such State, without giving effect to any conflicts or choice of laws principles which otherwise might be applicable and excluding the United Nations Convention on Contracts for the Sale of Goods provided however that the JVA shall be governed by, construed, enforced and interpreted in accordance with the internal substantive laws of Singapore applicable to agreements to be made and to be performed solely within such jurisdiction, without giving effect to any conflicts or choice of laws principles which otherwise might be applicable and excluding the United Nations Convention on Contracts for the Sale of Goods.

     8.4 Interim Relief: Nothing in this Section 8 shall be construed to preclude any party from seeking injunctive or other provisional relief in order to prevent irreparable harm pending mediation, provided however that such relief may only be sought within the appropriate judicial forum as provided in section
8.2 above. In the event a party seeks interim relief without first attempting mediation, such party shall not forfeit its entitlement to legal fees and costs that would otherwise be available to it only if such party initiates mediation within fifteen (15) days after initiating the action seeking interim relief. A request to a court for interim relief shall not be deemed a waiver of the obligation to mediate.

     8.5 Legal Fees and Costs: Except as otherwise provided herein, the substantially prevailing party in any proceeding brought by one party against the other shall be entitled, in addition to any other rights and remedies it may have, to reimbursement for the expenses reasonably incurred by it in such proceeding, including but not limited to court costs, reasonable attorneys' fees, reasonable costs, reasonable expenses of expert witnesses, reasonable costs of appeal, and any other reasonable out-of-pocket expenses. Notwithstanding anything to the contrary, neither party will be entitled to recover or claim from the other any expenses incurred in connection with and/or pursuant to any mediation efforts under Section 8.1.

9. Both parties agree that the details connected with the JDA, JVA and Manufacturing Agreements will not be published or disclosed without the other party's written permission or as required by Applicable Law or regulation, provided however that this Clause 9 shall not restrict a party from repeating disclosures made by the other. On or before February 8, the parties will negotiate mutually acceptable terms for a




Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


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

nondisclosure agreement pursuant to the JDA, and when negotiated, that JDP NDA will be attached as an Exhibit and made part of the JDA.

10. All notices required or permitted to be given under the Party Agreements shall be in writing by first class certified or registered airmail, postage prepaid or by telex or telefax, if confirmed or acknowledged, to the address specified below or to such other address as may be specified in writing by the addressed party to the other party in accordance with this Section 10:

If to UMC:
         United Microelectronics Corporation
         No. 3 Li Hsin Road 2
         Science-Based Industrial Park
         Hsin-Chu City, Taiwan
         R.O.C.
         Attention:        Chairman's Office
         Tel:              +886 3 578-2258
         Fax:              +886 3 577-4767  and to +886 2 2703-3839

If to AMD:
         Advanced Micro Devices, Inc.
         One AMD Place
         P.O. Box 3453
         Sunnyvale, California  94088-3453
         U.S.A.
         Attention:        General Counsel
         Tel (USA):        408/749-2202
         Fax (USA):        408/774-7002

If to UMCi:
         UMCi Pte Ltd.
         6 Temasek Blvd
         #26-01 SuntecTower Four
         Singapore 038986
         Attention: President
         Tel: +65 836-0886
         Fax: +65 836-3767

Each such notice or other communication shall for all purposes be treated as effective or as having been given as follows: (i) if delivered in person, when delivered; (ii) if sent by airmail, at the earlier of its receipt or at 5 p.m., local time of the recipient, on the seventh day after deposit in a regularly maintained receptacle for the deposition of airmail, as the case may be; and
(iii) if sent by recognized courier service, on the date shown in the written confirmation of delivery issued by such delivery service. Either party may change the address and/or addressee(s) to whom notice must be given by giving




Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


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

appropriate written notice at least seven (7) days prior to the date the change becomes effective.

11. The Party Agreements and their Exhibits, all of which are incorporated herein by reference, set forth the entire understanding between UMC and AMD with respect to the subject matter hereof and merges all prior agreements, dealings, negotiations, promises, representations and communications. The terms of the Party Agreements shall govern any sales contract between the parties for the sale and purchase of the wafers as well as any and all exchanges of confidential information regardless of any other document signed and/or executed or agreement made prior to January 31, 2002. No modification, alteration or amendment of the Party Agreements or their Exhibits (whether express, implied, by custom, course of dealing or otherwise) shall be effective unless in writing and signed by both parties.

12. Except as expressly permitted under their terms none of the Party Agreements nor any of the rights and obligations created hereunder may be assigned, transferred, pledged, or otherwise encumbered or disposed of, in whole or in part, whether voluntarily or by operation of law or otherwise, by any party without the prior written consent of the other party, provided however that the Party Agreements and the rights and obligations thereunder may be assigned in whole to a successor to all or substantially all of the assets or business of a Party hereto. The Party Agreements shall inure to the benefit of and be binding upon the parties' permitted successors and assigns.

13. The Party Agreements shall be governed by and under the Applicable Law. If any term or provision of any Party Agreement shall be determined to be invalid or unenforceable under Applicable Law, such provision shall be deemed severed from such agreement, and a reasonable valid provision to be mutually agreed upon shall be substituted. In the event that no reasonable valid provision can be so substituted, the remaining provisions of such Agreement shall remain in full force and effect, and shall be construed and interpreted in a manner that corresponds as far as possible with the intentions of the parties as expressed in such Agreement.

14   TERM AND TERMINATION

     14.1 The term of the Party Agreements will be for period stated in the specific agreement involved.

     14.2 In the event any material breach of a Party Agreement by either party is not corrected within sixty (60) days after delivery of written notice describing such breach, the particular Party Agreement may be terminated immediately upon further written notice of termination from the non-breaching party, provided however that this Clause 14.2 shall not waive or relieve any party from the requirements of Clause 8.

     14.3 Either party shall also have the right to terminate such Party Agreement forthwith by giving written notice of termination to the other party at any time, upon or after:




Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


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

          14.3.1 the filing by such other party of a petition in bankruptcy or insolvency; or

          14.3.2 any adjudication that such other party is bankrupt or insolvent; or

          14.3.3 the filing by such other party of any legal action or document seeking reorganization, readjustment or arrangement of its business under any law relating to bankruptcy or insolvency; or

          14.3.4 the appointment of a receiver or bankruptcy trustee for all or substantially all of the property of such other party; or

          14.3.5 the making by such other party of any general assignment for the benefit of creditors; or

          14.3.6 the institution of any proceedings for the liquidation or winding up of such other party's business or for the termination of its corporate charter.

     14.4 The exclusions and limitations of Clauses 5 and 6 will survive the termination of the applicable Party Agreement, and the exclusions and limitations of liability and of remedies shall apply notwithstanding any claim of a failure of any one or more remedies to accomplish their purpose. THE PARTIES EXPRESSLY WAIVE AND RELINQUISH ANY CONTRARY RIGHTS WITH RESPECT TO THE SUBJECT MATTER OF CLAUSES 5 AND 6 UNDER ANY AGREEMENT, AND/OR APPLICABLE LAW, DECISION, AND/OR CUSTOM OR PRACTICE.

15.  MISCELLANEOUS--Miscellaneous

     15.1 The failure of any Party to enforce, or the delay by any Party in enforcing any of its rights under the Party Agreements shall not be deemed a waiver or a containing waiver of such rights or a modification of any Party Agreement, and such party may, within the time provided by applicable law, commence appropriate proceedings to enforce any and/or all such rights.

     15.2 The Clause headings in the Party Agreements are for convenience only and do not define or limit nor will they be used to construe the content of such Clauses.

     15.3 Each Party expressly represents and warrants that it is free to enter into the Party Agreements and that it has not made and will not make any creations or commitments in conflict with the provisions of the Party Agreements, or which reasonably might interfere with the full and complete performance of its obligations under the Party Agreements. Each Party further represents and warrants that the Party Agreements, and the performance of its respective obligations under the Party Agreements, and the consummation of the transactions contemplated under the Party Agreements have been duly authorized and approved by all necessary action, and all necessary consents or permits have been obtained, and neither the execution of the Party Agreements nor the performance of the Party's obligations under the Party Agreements will violate any term




Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


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

or provision of any valid contract or agreement to which such party is subject and/or by which such party is bound. No further actions or consents are necessary to make the Party Agreements valid and binding contract, enforceable against the respective parties in accordance with their terms.

     15.4 No Party shall be entitled to act on behalf of and/or to bind any one or more of the others.

     15.5 The Party Agreements, and any one or more of them, may be executed in any number of counterparts, all of whom when taken together shall constitute a single instrument.




Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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